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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 1999

                       FRIEDE GOLDMAN INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-22595                72-1362492
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)


                      525 EAST CAPITOL STREET,  7TH FLOOR
                          JACKSON, MISSISSIPPI  39201
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (601) 352-1107
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On June 1, 1999, Friede Goldman International Inc. ("the Company") and Halter Marine Group, Inc., a Delaware corporation ("Halter"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, Halter will merge with and into the Company (the "Merger") and upon consummation of the Merger, the Company will be the surviving corporation.

     As of the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of Halter, other than shares held in Halter's treasury or owned by the Company or any wholly owned subsidiary of the Company, will be converted into the right to receive 0.4614 shares of common stock, par value $0.01 per share, of the Company ("Common Stock").

     Consummation of the Merger is subject to various conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger by the stockholders of the Company and Halter.

     Concurrently with the execution and delivery of the Merger Agreement, Halter entered into a Voting and Proxy Agreement (the "Voting and Proxy Agreement") with J. L. Holloway, the Chairman and Chief Executive Officer of the Company. Under the Voting and Proxy Agreement, Mr. Holloway has agreed to vote the shares of Common Stock he owns (beneficially or otherwise) in favor of the Merger. Mr. Holloway owns approximately 42% of the outstanding Common Stock. In addition, Mr. Holloway entered into a Stockholder's Agreement with the Company (the "Stockholder's Agreement") pursuant to which Mr. Holloway agreed to certain limits following the Merger on (i) his acquisition or disposition of shares of Common Stock and (ii) the voting of such shares. Mr. Holloway also agreed to resign as Chairman and Chief Executive Officer of the Company on the second anniversary of completion of the Merger and to support the election of John
Dane III, the current Chairman and Chief Executive Officer of Halter, as his successor.

     The foregoing descriptions of the Merger Agreement, the Voting and Proxy Agreement and the Stockholder's Agreement do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and each agreement is hereby incorporated by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     None.

     (B) PRO FORMA FINANCIAL INFORMATION

     None.



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(C)  EXHIBITS

     Exhibit 99.1 -- Agreement and Plan of Merger by and between Friede Goldman
                     International Inc. and Halter Marine Group, Inc. dated as of June 1, 1999.


     Exhibit 99.2 -- Voting and Proxy Agreement between Halter Marine Group,
                     Inc. and J.L. Holloway, dated as of June 1, 1999.

     Exhibit 99.3 -- Stockholder's Agreement by and between Friede Goldman
                     International Inc. and J.L. Holloway, dated as of June 1, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRIEDE GOLDMAN INTERNATIONAL INC.


Date:   June 3, 1999

                              By:   /s/ James A. Lowe, III
                                    ----------------------
                                    James A. Lowe, III
                                    General Counsel

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                                 EXHIBIT INDEX

     Exhibit No.
     -----------


    Exhibit 99.1 -- Agreement and Plan of Merger by and between Friede Goldman
                    International Inc. and Halter Marine Group, Inc. dated as of June 1, 1999.

    Exhibit 99.2 -- Voting and Proxy Agreement between Halter Marine Group, Inc.
                    and J.L. Holloway, dated as of June 1, 1999.


    Exhibit 99.3 -- Stockholder's Agreement by and between Friede Goldman
                    International Inc. and J.L. Holloway, dated as of June 1, 1999.

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